Exhibit 99.1

NYSE: RFL November 2026 | Investor Presentation

Forward - Looking Statements Some of the information in this presentation relates to future events or future business and financial performance . Such statements constitute forward - looking information within the meaning of the Private Securities Litigation Reform Act of 1995 . Such statements can be only predictions and the actual events or results may differ from those discussed due to, among other things, the risks described in the public filings and other publications of Rafael Holdings, Inc . Forward - looking statements are identified by words such as “anticipates”, “projects”, “expects”, “plans”, “intends”, “believes”, “estimates”, “target”, and other similar expressions that indicate trends and future events . The market data and certain other statistical information used throughout this presentation are based on independent industry publications, governmental publications, reports by market research firms or other independent sources . Some data are also based on the Company’s good faith estimates . In addition, this presentation includes summaries of scientific activities and topline data that have been condensed to aid the reader in gaining general understanding, but FDA or comparable foreign regulatory authorities may disagree with our interpretation of these data . The information about Rafael Holdings, Inc . and its subsidiaries is solely for information purposes and is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any state . • Factors that could cause the Company’s results to differ materially from those expressed in forward - looking statements include, without limitation, substantial doubt about the Company’s ability to continue as a going concern and its need for additional capital, which may not be available on acceptable terms or at all ; the Phase 3 TransportNPC study did not meet its primary endpoint, and the FDA may not accept the remibetadex NDA for filing, grant priority review or approve it ; remibetadex may not be eligible for, or receive, a rare pediatric disease priority review voucher ; the Company’s reliance on its remibetadex product, which may never receive regulatory approval ; the Company’s ability to commercialize any of its proposed drug products if it any of them were to receive s regulatory approval ; the outcome of the Company’s clinical trials, which may not support the Company’s proposed product claims or may result in adverse side effects ; the cost and timing of the Company’s clinical trials ; the Company’s reliance on third parties to conduct nonclinical and clinical trials and to produce, package and label its products ; other risks associated with being regulatory - stage biotechnology company ; a small number of the Company’s customers account for a substantial portion of our revenue, and the loss of any of these customers would materially decrease our revenues ; and the Company may be negatively affected by currency exchange rate fluctuations . This presentation is not to be copied, transmitted, displayed, distributed (for compensation or otherwise), or altered in any way without the prior written consent of Rafael Holdings, Inc . 2

3 Leadership Team Howard S. Jonas Chairman and Chief Executive Officer Karen Mullen, FFPM Chief Medical Officer David Polinsky Chief Financial Officer Joshua Fine Chief Operating Officer FFPM = Fellow of the Faculty of Pharmaceutical Medicine.

Investment Highlights 4 Topline Phase 3 data reported September 2026; NDA submitted October 2026 Phase 3 primary endpoint not statistically significant – Prespecified analysis showed a 71% relative slowing of disease progression compared with placebo, which was significant (p=0. 046 ) in patients who took remibetadex and miglustas /leucine versus placebo and miglustat /leucine therapy High unmet medical need in NPC; global market expected to reach >$920m by 2033 1 Orphan Drug Designation (US and EU), Fast Track Designation (US) and Rare Pediatric Disease Designation (US), providing potential PRV eligibility Potential non - dilutive value: Rare Pediatric Disease PRV program extended to September 2029; the four most recent vouchers sold for an average of ~$200M 2 Preparing for potential commercial launch Experienced team with strong track record of success Rafael Holdings (NYSE: RFL) is a regulatory - stage biotechnology company focused on bringing remibetadex, its lead asset and primary potential value driver, to patients with NPC EU = European Union; NDA = New Drug Application; NPC = Niemann - Pick disease type C; NYSE = New York Stock Exchange; PRV = priori ty review voucher; US = United States. Rafael Holdings, Inc. (Sept 30, 2026). Topline results from the pivotal Phase 3 TransportNPC study of Trappsol® Cyclo in NPC. (1) DataM Intelligence. Niemann Pick Disease Market Size, Sustainable Insights and Growth Report 2025 – 2033. (2) Average of the four most recent publicly announced Rare Pediatric Disease PRV sales: Egetis Therapeutics ($190M, Nov. 4, 202 6), Ultragenyx ($203M, Oct. 14, 2026), Ultragenyx ($210M, Oct. 7, 2026) and Denali Therapeutics ($195M, June 18, 2026); Source: company press releases.

Niemann - Pick Disease Type C Pivotal Phase 3 Study 5

Remibetadex: Key Highlights

- NDA submission includes: data from the largest phase 3 study conducted in NPC patients to date, pediatric substudy results, earlier phase studies, and an overall survival analysis vs external controls
- Potential to become treatment for the neurovisceral manifestations of NPC in adult and pediatric patients from birth (proposed indication)
- Pre-NDA meeting with FDA completed (February 2026)
- Only investigational NPC therapy given IV – addressing visceral disease, studied from birth, and not dependent on swallowing

FDA = U.S. Food and Drug Administration; IV = intravenous; NDA = New Drug Application; NPC = Niemann-Pick disease type C. Rafael Holdings, Inc. (June 10, 2026). Completion of Last Patient Last Visit for the pivotal Phase 3 TransportNPC™ study evaluating Trappsol® Cyclo™ in NPC.

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TransportNPC™

Pivotal Phase 3 Study in Niemann-Pick Disease Type C

96-week LPLV completed June 2026; topline data reported September 2026; NDA submitted October 2026

TransportNPC Phase 3 Study (Core + Substudy)

Number of Subjects	104 enrolled: 94 Core Study; 10 Sub Study
Sites	30+ across 13 countries
Duration	96-week trial
Dose	2000 mg/kg via IV infusion
Substudy (Patients 0-3)[1]	Open-label (n=10), conducted under the agreed EMA PIP to evaluate early treatment in infants and young children

Core Study (≥3 Years of Age)

Number of Subjects	94 randomized (2:1 to Placebo)
Primary Endpoint	NPC Composite Severity Score
Secondary Endpoints	SCAFI, Swallow, Vineland-2
Exploratory Endpoints	Individual domains, CGI, responders analysis, liver and lung function

[1] Substudy conducted outside the US only; patients are not randomized and all patients aged 0–3 receive remibetadex.
CGI = Clinical Global Impression; EMA = European Medicines Agency; IV = intravenous; LPLV = last patient, last visit; NDA = New Drug Application; NPC = Niemann-Pick disease type C; PIP = Paediatric Investigation Plan; SCAFI = Spinocerebellar Ataxia Functional Index; US = United States.

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8 Core Study Design (≥3 Years of Age) Global, double - blind, randomized, placebo - controlled, parallel - group, multicenter study Baseline Assessment Final Analysis (Week 96) Interim Analysis Completed (Week 48) Screening (2 Weeks) Remibetadex + SOC vs. Placebo + SOC Administered IV Every 2 Weeks Continuation of remibetadex+ SOC until week 192 V1 Week - 8 to - 5 V2 Week - 4 to - 1 V3 Week 0 V4 Week 2 V5 Week 4 V9 Week 12 V15 Week 24 V21 Week 36 V27 Week 48 V33 Week 60 V39 Week 72 V45 Week 84 V51 Week 96 V52 Week 98 Study Drug Infusions Following Required Assessments every 2 weeks IV = intravenous; SOC = standard of care; V = study visit.

9 TransportNPC Phase 3 Results: Efficacy at Week 96 Primary endpoint: change from baseline in the 4 - domain NPC Clinical Severity Scale (4DNPCSS) LS Mean Change at Week 96 0.46 0.46 1.28 1.57 0.0 0.5 1.0 1.5 2.0 2.5 Overall population (n=94) Miglustat and/or leucine (n=78) Points (higher = more severe ) Remibetadex Placebo Primary Endpoint (n=94) 64% slowing of disease progression vs. placebo Difference −0.81 (95% CI −2.04, 0.41) p=0.19 Directionally favorable; not statistically significant Prespecified Analysis 71% slowing of disease progression in patients on miglustat and/or leucine (n=78) prior to baseline Difference −1.11 (95% CI −2.19, −0.02) p=0.046 Statistically significant 4DNPCSS = 4 - domain NPC Clinical Severity Scale (higher scores indicate greater severity); CI = confidence interval; LS = least s quares; NPC = Niemann - Pick disease type C. % slowing = 1 − (remibetadex LS mean change ÷ placebo LS mean change). Prespecified analysis population represents ~83% of patients . Data ; subject to full analysis and regulatory review. Source: Rafael Holdings, Inc. press release, September 30, 2026. Leucine is an over - the - counter product available in some European countries (n=3); it is not approved by the U.S. Food and Drug Administration.

TransportNPC™ Phase 3 Topline Results: Safety

Generally, well tolerated with no new safety signals observed, although serious adverse events occurred more frequently with remibetadex than with placebo

Safety Over 96 Weeks

Participants with...	Remibetadex	Placebo
Any TEAE	93.8%	100.0%
Serious TEAEs	35.9%	16.7%
Treatment-related serious TEAEs	3.1%	3.3%
Hearing-related TEAEs	15.6%	13.3%
TEAEs resulting in death	0	0

- Adverse events largely consistent with the underlying disease
- Low rates of hearing-related AEs
  - Hearing-related TEAEs mostly mild or moderate; one severe treatment-related event of bilateral deafness
- One remibetadex participant discontinued due to a TEAE

AE = adverse event; TEAE = treatment-emergent adverse event. Data; subject to full analysis and regulatory review. Source: Rafael Holdings, Inc. press release, September 30, 2026.

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Pediatric Sub-Study: Safety and Efficacy Data Through Week 96

Newborn to <3 years (N=10): no treatment-related SAEs; 86% stable or improved on CGI-S at Week 96

Safety

Adverse events	Total	Mild Gr 1	Moderate Gr 2	Severe Gr 3
Total AEs	**174**	132	39	3
AEs possibly related / related*	**2**	2	0	0
SAEs	**27**	12	14	1
SAEs possibly related / related*	**0**	0	0	0

- No SAEs considered related to study drug by investigators
- No permanent hearing loss requiring a hearing aid assessment
- AE profile in line with compassionate use, earlier studies, and the parallel Phase 3 study

Efficacy: CGI Responder Analysis

86%

stable or improved on CGI-S at Week 96 (6/7)

71%

stable or improved on CGI-C at Week 96 (5/7)



Improved
Stable
Deteriorated
CGI-S Wk 48 (N=10)
30%
50%
20%
CGI-S Wk 96 (N=7)
29%
57%
14%
CGI-C Wk 48 (N=10)
50%
40%
10%
CGI-C Wk 96 (N=7)
57%
14%
29%

In rapidly progressive infantile-onset NPC, stabilization and improvement are considered clinically-meaningful outcomes indicative of clinical improvement.

Data Cutoff 19-Mar-2026. Open-label sub-study; remibetadex (previously identified as HPβCD) 2000 mg/kg IV every 2 weeks. Week 96 N=7: 2 patients discontinued (caregiver decision) and 1 had not reached Week 96. * By the investigator. 17D-NPC-SS = 17-domain NPC Clinical Severity Scale; AE = adverse event; CGI = Clinical Global Impression; CGI-C = Clinical Global Impression–Change; CGI-S = Clinical Global Impression–Severity; CTCAE = Common Terminology Criteria for Adverse Events; Gr = grade; HPβCD = hydroxypropyl-β-cyclodextrin; IV = intravenous; NPC = Niemann-Pick disease type C; SAE = serious adverse event; Wk = week. Source: Ezgu F, et al. TRANSPORT-NPC Pediatric Sub-Study trial update, SSIEM 2026.lle

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A separate Infantile Onset Overall Survival Analysis

(Including Infantile NPC patients from 201,301 and substudy vs matched controls (INPDR))

Overall Survival

Infantile-onset NPC: remibetadex-treated patients (n=41) vs. matched external controls

Primary Analysis

85% Lower relative mortality risk vs. matched INPDR controls (n=93)

HR 0.154 (95% CI 0.025–0.950)
p=0.044

Secondary Analysis

94% Lower relative mortality risk vs. expanded historical controls* (n=133)

HR 0.057 (95% CI 0.011–0.306)
p=0.0008

Primary Analysis

Kaplan–Meier Plot — Weighted Overall Survival by Cohort


+ Censored
Survival Probability
1.0
0.8
0.6
0.4
0.2
0.0
INPDR 92.0 90.9 82.4 62.0 56.5 45.4 29.8 21.3 14.1 13.3 11.4
Remibetadex 41.0 41.0 40.0 18.0 7.0 6.0 5.0 0.0
0
2
4
6
8
10
Overall Survival Time (years)
INPDR controls
Remibetadex

CI = confidence interval; HR = hazard ratio; INPDR = International Niemann-Pick Disease Registry; NPC = Niemann-Pick disease type C. Survival analysis pooled infantile-onset patients across the remibetadex program; *expanded controls add matched cohorts from published natural history studies. Topline data; subject to full analysis and regulatory review.

Ezgu F, et al. SSIEM 2026. Rafael Holdings, Inc. (Sept 30, 2026). Topline results from the pivotal Phase 3 TransportNPC™ study of Trappsol® Cyclo™ in NPC

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Regulatory Path and Upcoming Catalysts

NDA submitted October 2026 with priority review requested; potential FDA action ~mid-2027 if FDA files the NDA and grants priority review

Regulatory Progress and Catalysts

● Completed ○ Upcoming

Date	Status	Milestone
Feb. 2026	● Completed	Pre-NDA meeting with FDA on 48-week data
June 2026	● Completed	Phase 3 last patient, last visit
Sept. 2026	● Completed	Phase 3 topline data reported
Oct. 2026	● Completed	NDA submitted to FDA
Dec. 27, 2026	○ Upcoming	Day 60 FDA filing decision. Priority review determination and potential PDUFA date at Day 74
Feb. 2027	○ Upcoming	Full Phase 3 results presented by [investigator] at medical meeting
~June 2027	○ Upcoming	Potential PDUFA target date (if priority review granted)

Regulatory designations for remibetadex in NPC

- Orphan Drug Designation (US and EU)
- Fast Track Designation (US)
- Rare Pediatric Disease Designation (US): potential PRV eligibility

EU = European Union; FDA = U.S. Food and Drug Administration; NDA = New Drug Application; NPC = Niemann-Pick disease type C; PDUFA = Prescription Drug User Fee Act; PRV = priority review voucher; US = United States. Priority review PDUFA goal for a new molecular entity: 6 months after the 60-day filing date (~8 months from submission). If priority review is not granted, the standard review goal is 10 months after the 60-day filing date (~12 months from submission). Timing of FDA milestones following submission is subject to FDA review. FDA filing and approval are not assured.

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14 Potential Remibetadex Positioning in the Emerging NPC Treatment Paradigm • NPC treatment landscape evolving from no approved therapy to combination regimens • Remibetadex has been designed to have a distinct mechanism of action that removes accumulated cholesterol independent of abnormal NPC protein, complementary to existing therapies • Clinical studies have evaluated both systemic and neurological aspects of disease, the proposed indication is for the treatment of the neurovisceral manifestations of Niemann - Pick Disease Type C (NPC) in adult and pediatric patients from birth • Generally well tolerated in clinical studies

Niemann-Pick Disease Type C (NPC) Market Overview

NPC is a rare, fatal, autosomal recessive lysosomal storage disease that disrupts lipid trafficking within cells, leading to the toxic buildup of unesterified cholesterol and glycosphingolipids in major organs.

Incidence

1/100,000
~35/year in U.S.

Existing Cases

>9,000 in 80 countries
~900–943 in U.S.

Diagnosed Patients

~3% are age 3 and below
~97% age 3 and up
~60% age 16 and up

Median Survival

Early infantile (2m-2): 4.6y
Late infantile (3-6): 9.4y
Juvenile (7-15): 15.4y
Adult (16+): 12.2y

Overview

- NPC can manifest at any age and is characterized by progressive organ failure and neurodegeneration
- Many patients-may go undiagnosed or untreated given diagnostic challenges and disease rarity
- Late onset of symptoms can lead to longer life spans, but it is extremely rare for any person with NPC to reach age 40

Sources: Battisti et al, 2003; Schicks et al, 2013; Sévin et al, 2007; Trendelenburg et al, 2006; Vanier et al, 2010; Burton BK, Ellis AG, Orr B, et al. Estimating the prevalence of Niemann-Pick disease type C (NPC) in the United States. Mol Genet Metab. 2021; (134) doi: 10.1016/j.ymgme.2021.06.011, Data commissioned by Tessellon Inc, for Cyclo Therapeutics, LLC.; Niemann Pick Foundation
NPC = Niemann-Pick disease type C; U.S. = United States.

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U.S. Commercial Opportunity

Ultra-rare disease with established premium orphan pricing and an emerging combination paradigm

U.S. Patients

~900–943

estimated prevalent cases[1]

~35

new cases per year[2]

Diagnosed patients by age[2]



≤3: ~3%   3–15: ~37%   16+: ~60%

Many patients may go undiagnosed or untreated given disease rarity

Illustrative U.S. Revenue

Annual revenue at analog pricing[3] ($M)

Patients treated	$577K Therapy A net	$941K Therapy B net	$1.27M Therapy B WAC
100 (~11%)	$58	$94	$127
200 (~21%)	$115	$188	$254
300 (~32%)	$173	$282	$382

Per-patient annual price (columns) × patients treated (rows; % of ~943 prevalent cases)

Illustrative only; not a forecast. Remibetadex is an investigational drug that has not been approved by FDA or any other regulatory authority, and its *pricing has not been established.*

Market Positioning

- Two oral NPC therapies approved in the U.S. in 2024
- Remibetadex: IV therapy; can be given from birth, for neurological and visceral manifestations of NPC.
- Orphan Drug Designation: potential 7 years of U.S. market exclusivity upon approval

(1) Burton BK et al. Mol Genet Metab. 2021;134 (~2.9 cases per million). (2) Battisti 2003; Schicks 2013; Sévin 2007; Trendelenburg 2006; Vanier 2010; Niemann-Pick Foundation. (3) Column prices are analogs from the two FDA-approved NPC therapies: annual net launch prices of $576,661 (Therapy A) and $940,586 (Therapy B) (Institute for Clinical and Economic Review, 2026 Launch Price and Access Report, Oct. 2026); maximum Therapy B wholesale acquisition cost (WAC) of $106K/month, ~$1.27M/year (Reuters, Sept. 23, 2024). Remibetadex is an investigational drug and not approved by the FDA.
FDA = U.S. Food and Drug Administration; IV = intravenous; NPC = Niemann-Pick disease type C; U.S. = United States.

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Investment Summary

Phase 3 Clinical TransportNPC™ trial LPLV June 2026; topline data reported Sept. 2026; NDA submitted Oct. 2026

Significant Commercial Opportunity

- ✓ Global NPC market expected to reach >$920m by 2033[1]
- ✓ Approved U.S. NPC therapies priced at ~$577K–$1.27M per year (net launch price to maximum list price)[3]

Ability to Realize Potential Value Creation

- ✓ Streamlined company focused on bringing remibetadex to market
- ✓ Platform potential: exclusive MIT license (April 2026) for cyclodextrins in ApoE4+ Alzheimer's disease[4]
- ✓ Evaluating financing and strategic options for NDA review and launch

~$22.1M Cash Balance[2]

(1) Intelligence, D. (n.d.). Niemann Pick Disease market size, sustainable insights and growth report 2025-2033. DataMIntelligence
(2) Cash and cash equivalents as of July 31, 2026.
(3) Annual net launch prices of the two FDA-approved NPC therapies ($576,661 and $940,586): Institute for Clinical and Economic Review, 2026 Launch Price and Access Report (Oct. 2026); maximum list price of $106K/month (~$1.27M/year) for the higher-priced therapy: Reuters, Sept. 23, 2024.
(4) Rafael Holdings, Inc. press release and Form 8-K, April 22, 2026 (U.S. Patent No. 12,285,440).
FDA = U.S. Food and Drug Administration; LPLV = last patient, last visit; MIT = Massachusetts Institute of Technology; NDA = New Drug Application; NPC = Niemann-Pick disease type C; US = United States.

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NYSE: RFL Thank You! 18